UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York  10595
(Address of principal executive offices) (Zip code)

Frederick W. Green
The Merger Fund
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

THE
MERGER
FUND®

ANNUAL REPORT

SEPTEMBER 30, 2010

November 16, 2010

Dear Fellow Shareholder:

As previously reported, The Merger Fund® posted a gain of 4.4% for its fiscal year ended September 30, 2010.  Over the same period, the S&P 500, our official benchmark, was up 10.2%.  Although we’re disappointed that the Fund’s performance in fiscal 2010 fell a little short of our rate-of-return objectives, the fact that we lagged the market as stocks continued to recover from their financial-crisis lows is of much less importance to us.  An investment vehicle that routinely hedges against market risk in order to protect capital amid severe downturns can’t also be expected to outperform the averages when stocks are rallying.  The key to the Fund’s long-term success has been its consistency under a wide range of market conditions.  That shouldn’t change going forward.

Deal selection is normally the key driver of the Fund’s results, and last year was no exception.  Of the 155 mergers, takeovers and other corporate reorganizations in which we held positions during fiscal 2010—a record number—144 proceeded more or less as expected.  Three proposed acquisitions that had reached the definitive-agreement stage were terminated, as was an additional takeover that had gotten only as far as an agreement in principle.  Seven “pre-deal” arbitrage situations fell into the failed-transaction category.  All in all, our batting average was pretty good.  If we can keep it up and M&A activity continues to strengthen, fiscal 2011 should be a good year.

Against the Odds
Once again, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested.  Chart 1 shows that as of September 30, friendly transactions comprised 79% of the dollar value of our long positions, while unsolicited, or hostile, takeover attempts accounted for 21%.  The latter figure, which is up from just 8% a year earlier, represents one of the highest proportions of hostile deals in our portfolio since the Fund’s inception in 1989.

Deal-making is hard enough when both buyers and sellers are motivated to pursue a transaction.  But hostile acquisitions take things to a completely different level, and the odds of success are stacked against companies that won’t take no for an answer.  Nonetheless, a larger-than-normal number of would-be acquirers have recently concluded that certain transactions are sufficiently compelling to warrant the risks of going hostile.  This more aggressive behavior is due in part to improving confidence levels in corporate boardrooms, something that has contributed to a rebound in M&A activity generally.  With fears of another global financial crisis or severe economic contraction receding, many CEOs are comfortable growing their businesses through acquisitions, whether by friendly or hostile means.  Other companies are under increasing pressure to make bold moves on the M&A front because of competitive threats to their core businesses.  Big Pharma, for example, faces the imminent loss of patent protection on some of its best-selling drugs, a prospect that helps explain why several of the major pharmaceutical companies have launched unsolicited bids for smaller biotech and specialty players whose products aren’t vulnerable to generic competition.

The upturn in hostile takeovers has also been influenced by the disconnect between many buyers and sellers over how to price transactions.  Although the S&P 500 is up more than 75% since its March 2009 lows, some acquisition targets still think their shares are substantially undervalued and are refusing to enter into formal merger talks until potential buyers signal their willingness to pay a big takeover premium.  Would-be acquirers, of course, can be frustrated by such demands, and a few have chosen to bypass the board and take their offers directly to the target’s shareholders.

From an arbitrage standpoint, we generally don’t care whether the target of an unsolicited offer ends up in a deal with the original bidder or with a white knight that agrees to pay more, as long as the ultimate deal price is above our cost.  It’s also worth noting that whether a proposed takeover is friendly or hostile, we apply the same qualitative and quantitative analysis to evaluate the potential investment.

Private Equity Gets Its Mojo Back
Chart 2 shows that as of September 30, 95% of the pending takeovers in the Fund’s portfolio were strategic in nature, while 5% represented financial transactions, up from less than 1% a year earlier.  By “strategic,” we mean combinations that involve a corporate buyer—usually operating in the same industry as the target—whose objective in doing the transaction is to enhance shareholder value over the long term.  In a typical financial, or going-private, deal, an investor group that includes the target’s management uses mostly debt to buy out the public shareholders, with the goal of selling the company or taking it public again a few years later.

Our sense is that the volume of going-private transactions has reached an inflection point and that several factors will support an expansion of this type of deal activity going forward.  To begin with, private-equity firms have lots of money to spend.  On a global basis, the industry is estimated to have more than $500 billion in uncommitted equity capital, which, when leveraged with debt financing, could fund well over $1 trillion worth of transactions.  And these companies can’t just sit on their large war chests, earning lucrative management fees along the way; if the money isn’t spent, it must be returned to investors.

Another positive for going-private deals is that the debt markets have become much more accommodating.  In the immediate aftermath of the financial meltdown, few banks were interested in funding highly leveraged transactions, and the high-yield bond market was essentially closed down.  Now, however, banks are willing to get back in the game.  Loan covenants may be less borrower-friendly than was the case during the height of the LBO boom, and lenders are demanding more conservative deal structures—more equity, less debt—but the money’s there.  And historically low interest rates are especially beneficial to financial buyers.

Finally, private-equity firms could put more of their capital to work by simply reducing their rate-of-return requirements on new investments. With stocks up sharply over the past 18 months and fewer bargains for PE firms to exploit, lower hurdle rates would significantly expand the pool of companies that are good LBO candidates.  Based on recent deal activity, private-equity buyers already appear to be lowering their sights.  In fact, the head of a leading PE shop recently complained that his peers have been overpaying in competitive-bidding situations.  On balance, the environment for going-private deals is positive enough that we could easily see these transactions become a larger part of the M&A universe.

Cash is King
Chart 3 shows the type of merger consideration to be received by the selling company’s shareholders in transactions in which the Fund held positions at the end of September.  Based on the chart, cash has regained its status as the preferred acquisition currency.  All-cash deals represented 59% of our investments at the end of the September quarter, up from 31% a year earlier.  Cash-and-stock transactions now account for 12% of the portfolio, down from 43% last year, while all-stock mergers make up 21% of our positions, compared to 14% a year earlier.

With Corporate America holding nearly $1 trillion in cash on its collective balance sheet, it probably isn’t surprising that many companies in M&A mode want to spend some of it on acquisitions.  And for would-be acquirers that are less flush, the combination of willing lenders and low interest rates makes cash-based deals eminently doable.  Moreover, even with the recovery in stock prices, many CEOs are reluctant to use what they still regard as undervalued shares as an acquisition currency.  Another plus for cash takeovers is that with borrowing costs so low, they are almost always accretive to the buyer’s earnings per share.

As arbitrageurs, we generally have no preference when it comes to the type of merger consideration we are to receive.  Whether it’s cash or stock or some combination of the two, we routinely attempt to hedge away the market risk associated with the investment.

Where the Deals Are
Chart 4 shows the Fund’s investments grouped by economic sector.  Reflecting two multi-billion-dollar unsolicited takeover attempts, one targeting an industrial gas company and the other a major fertilizer producer, the materials sector accounted for 22% of the Fund’s investments at the end of September, up from 10% a year earlier.

Information technology continues to be a fertile area for M&A activity, and the sector recently represented 14% of the portfolio, although this figure is down from about 21% a year earlier.  One of the principal drivers of consolidation in this space is the desire of the bigger players to expand their product lines so that they can offer one-stop shopping to corporate IT managers.  The industry leaders also see acquisitions as a way to ensure that they stay ahead of the curve with respect to new technologies.  Other tech deals have resulted from evolving business models that place a higher value on recurring revenue from IT services and support than on one-time hardware sales.

The health care sector represented 14% of the Fund’s arbitrage positions at the end of September.  As discussed earlier, Big Pharma is under the gun because many of its best-selling drugs face generic competition that will undermine sales and profitability.  Since their own R & D programs to produce new blockbuster drugs mostly have come up short, it makes sense that the industry leaders would be looking to offset the lost revenue with acquisitions that give them access to promising drugs that are either already on the market or in the development pipeline.

Going Global
Chart 5 shows the Fund’s investments grouped by the geographic region in which the target company is domiciled. The Merger Fund® has been investing outside the U.S. since its inception, but in recent years our portfolio has become increasingly global in nature.  As of the end of September, 37% of the Fund’s arbitrage investments involved non-U.S. targets.  Australian deals accounted for 14% of our holdings, while European and Canadian takeovers represented 11% and 10%, respectively.

As we’ve noted before, successful overseas investing requires more than the basic arb toolkit.  Although there is considerable overlap in the way we evaluate domestic deals and those involving non-U.S. targets, it’s important to recognize that foreign transactions unfold in the context of political, regulatory and corporate-governance systems that may be very different from the U.S. model.  And the process of settling foreign trades, hedging currencies and dealing with the other mechanics of cross-border investing adds another layer of complexity.  After all these years, however, we know the drill.  Not only do we have the infrastructure in place to handle the technical side of foreign investing, but our portfolio-management team also has access to an international network of research analysts, advisers and trading partners, most of whom we’ve worked with for a long time.  All in all, The Merger Fund® appears particularly well-positioned to exploit what is likely to be an expanding universe of global investment opportunities.

Onward and Upward
Chart 6 shows the total dollar value of U.S. mergers and acquisitions, by quarter, since 2000.  While M&A activity has recently begun to trend higher, the pace of deal-making is still well below the levels seen just a few years ago.  For the first nine months of 2010, merger volume was up about 25% from the year-earlier period.  But compared to the first nine months of 2007—before the recession and financial meltdown—this year’s total was nearly 60% lower.

We’ve been predicting an upturn in the pace of corporate consolidation for a while now, and it finally seems to be happening.  Moreover, if Chart 6 is any indication, the recovery in M&A activity has a long way to go.  We believe that the financial crisis caused many potential acquirers to put their takeover plans on hold and that there is considerable pent-up demand for both strategic and financial transactions.  Cash-heavy balance sheets, the ready availability of debt financing at low interest rates and improving boardroom confidence—helped by the prospect of a more business-friendly political climate—should all make it easier to put deals together.  And it’s also true that many companies, especially those whose organic growth prospects are less than stellar, don’t have the luxury of sitting on the M&A sidelines; doing deals may represent one of the few opportunities to enhance shareholder value.  The bottom line is that we’re optimistic that The Merger Fund® will be presented with a full plate of attractive investment opportunities in the months and years ahead.

Sincerely,

Frederick W. Green
President

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data expressed as a percentage of long equity positions as of September 30, 2010

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data expressed as a percentage of long equity positions as of September 30, 2010

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chart 6

MERGER ACTIVITY
2000 – 2010

Source: Securities Data Corp.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

		Average
		Annual Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund	4.39%	1.85%	4.12%	3.48%
The Standard & Poor’s 500 Index	10.16%	(7.16)%	0.64%	(0.43)%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on September 30, 2000.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
September 30, 2010
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 for the period 4/01/10 – 9/30/10.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.  IRAs will be charged a $12.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses,  and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/10	Value 9/30/10	Period 4/01/10-9/30/10*
Actual + (1)	$1,000.00	$1,007.60	$14.19
Hypothetical ++ (2)	$1,000.00	$1,010.93	$14.22

+	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your actual cost of investment in the Fund would be $7.20
++	Excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short, your hypothetical cost of investment in the Fund would be $7.23.
(1)	Ending account values and expenses paid during period based on a 0.76% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 2.82%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Merger Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
COMMON STOCKS — 65.07%

	ACQUISITION CORPORATIONS — 0.61%
1,298,800	Liberty Acquisition Holdings Corp. (a)	$13,364,652
767,601	Phoenix Group Holdings (b) (c)	8,259,868
		21,624,520
	AIRLINES — 0.95%
4,633,400	AirTran Holdings, Inc. (a)	34,055,490

	ASSET MANAGEMENT & CUSTODY BANKS — 1.32%
7,710,000	GLG Partners Inc. (a)	34,695,000
1,161,594	KKR Co. (a)	12,312,897
		47,007,897
	BIOTECHNOLOGY — 3.53%
290,777	Crucell NV (a) (b)	9,711,863
1,319,702	Genzyme Corporation (a) (e)	93,421,705
415,591	Talecris Biotherapeutics Holdings Corp. (a)	9,508,722
1,380,632	ZymoGenetics, Inc. (a)	13,461,162
		126,103,452
	BROADCASTING & CABLE TV — 0.12%
308,400	Liberty Media Corp. — Interactive (a)	4,228,164

	CABLE & SATELLITE TV — 0.99%
2,089,400	Comcast Corporation Special Class A	35,540,694

	COMMERCIAL PRINTING — 0.76%
2,403,250	Bowne & Co. Inc.	27,228,821

	COMMUNICATIONS EQUIPMENT — 2.98%
6,612,757	ADC Telecommunications, Inc (a) (f)	83,783,631
2,649,100	Motorola, Inc. (a) (e)	22,596,823
		106,380,454
	COMPUTER STORAGE & PERIPHERALS — 0.73%
292,100	EMC Corp. (a)	5,932,551
751,100	Netezza Corporation (a) (e)	20,242,145
		26,174,696
	CONSUMER FINANCE — 2.86%
2,791,582	AmeriCredit Corp. (a)	68,282,096
2,939,300	SLM Corporation (a)	33,948,915
		102,231,011

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Shares		Value

	DATA PROCESSING & OUTSOURCED SERVICES — 1.86%
1,316,700	Hewitt Associates, Inc. (a) (g)	$66,401,181

	DIVERSIFIED CHEMICALS — 0.98%
3,027,058	Huntsman Corporation (e)	34,992,790

	DIVERSIFIED METALS & MINING — 0.54%
104,552	Indophil Resources NL (a) (b)	93,981
326,471	Rio Tinto plc — ADR	19,173,642
		19,267,623
	ELECTRICAL UTILITIES — 2.78%
4,052,500	Allegheny Energy Inc. (f)	99,367,300

	ELECTRICAL COMPONENTS & EQUIPMENT — 0.50%
1,286,122	SunPower Corp. Class B (a) (d)	17,825,651

	ELECTRICAL EQUIPMENT & INSTRUMENTS — 0.04%
134,148	L-1 Identity Solutions, Inc. (a) (d)	1,573,556

	ELECTRICAL EQUIPMENT MANUFACTURERS — 0.16%
544,700	Cogent, Inc. (a)	5,795,608

	FERTILIZERS & AGRICULTURAL CHEMICALS — 6.50%
1,613,300	Potash Corporation of Saskatchewan (b) (e)	232,379,732

	FOOD RETAIL — 0.18%
153,369	Casey’s General Stores, Inc. (e)	6,403,156

	GOLD — 3.32%
4,725,746	Kinross Gold Corporation (b) (g)	88,645,055
774,110	Newcrest Mining Ltd. — ADR	29,803,235
		118,448,290
	HEALTH CARE FACILITIES — 2.76%
2,936,252	Psychiatric Solutions, Inc. (a) (e)	98,511,255

	HEALTH CARE SUPPLIES — 3.29%
705,000	Alcon Inc. — ADR (g)	117,586,950

	INDEPENDENT POWER PRODUCERS
	& ENERGY TRADERS — 0.10%
360,250	Mirant Corporation (a) (g)	3,588,090

	INDUSTRIAL GASES — 2.70%
1,419,311	Airgas, Inc. (e)	96,442,183

	INTEGRATED TELECOMMUNICATION SERVICES — 4.73%
26,921,700	Qwest Communications International Inc. (g)	168,799,059

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Shares		Value

	LIFE SCIENCES TOOLS & SERVICES — 0.04%
77,862	WuXi Pharmatech (Cayman) Inc. — ADR (a)	$1,336,112

	METAL & GLASS CONTAINERS — 4.35%
4,716,080	Pactiv Corporation (a) (g)	155,536,318

	MOVIES & ENTERTAINMENT — 0.33%
914,300	News Corporation Class A (g)	11,940,758

	OIL & GAS EQUIPMENT & SERVICES — 0.15%
160,219	Halliburton Company	5,298,428

	OIL & GAS EXPLORATION & PRODUCTION — 0.70%
1,037,442	Mariner Energy, Inc. (a)	25,137,219
1	SandRidge Energy, Inc. (a)	6
		25,137,225
	PERSONAL PRODUCTS — 3.36%
1,155,119	Alberto-Culver Company	43,490,230
1,393,500	NBTY Inc. (a)	76,614,630
		120,104,860
	PHARMACEUTICALS — 0.68%
975,906	Valeant Pharmaceuticals International (b)	24,446,445

	RESTAURANTS — 0.16%
35,000	Burger King Holdings, Inc. (f)	835,800
284,337	California Pizza Kitchen, Inc. (a)	4,850,789
		5,686,589
	SOFT DRINKS — 0.61%
477,900	Coca-Cola Enterprises Inc. (e)	14,814,900
136,365	Fomento Economico Mexicano SAB de CV — ADR	6,917,797
		21,732,697
	SYSTEMS SOFTWARE — 6.45%
755,379	ArcSight, Inc. (a) (g)	32,904,309
4,181,836	McAfee Inc. (a) (f)	197,633,570
		230,537,879
	TRUCKING — 2.95%
1,939,580	Dollar Thrifty Automotive Group, Inc. (a) (e)	97,250,541
777,300	Hertz Global Holdings, Inc. (a) (d)	8,231,607
		105,482,148
	TOTAL COMMON STOCKS
	(Cost $2,230,325,682)	2,325,197,082

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Shares		Value

EXCHANGE TRADED FUNDS — 0.01%
150	iShares MSCI Mexico Investable Market Index Fund	$7,948
22,900	Market Vectors Global Alternative Energy ETF	472,198
	TOTAL EXCHANGE TRADED FUNDS
	(Cost $464,190)	480,146

PREFERRED STOCKS — 0.00%
300	KeyCorp Capital Series F	7,650
	TOTAL PREFERRED STOCKS
	(Cost $6,249)	7,650

WARRANTS — 0.02%
	Kinross Gold Corporation (b)
147,472	Expiration: September, 2014, Exercise Price: $21.300 (a)	630,651
	TOTAL WARRANTS (Cost $558,581)	630,651

Principal Amount

CONVERTIBLE BONDS — 1.43%
	General Growth Properties LP
$47,860,000	3.980%, 04/15/2027 (Acquired 02/26/2010
	through 05/18/2010) (c)	51,210,200
	TOTAL CONVERTIBLE BONDS
	(Cost $49,708,150)	51,210,200

CORPORATE BONDS — 1.95%
	Mariner Energy, Inc.
40,316,000	11.750%, 06/30/2016	50,898,950
	Mirant Corporation
18,074,000	7.375%, 12/31/2013	18,706,590
	TOTAL CORPORATE BONDS
	(Cost $69,229,264)	69,605,540

Contracts (100 shares per contract)

PURCHASED PUT OPTIONS — 0.17%
	The Blackstone Group, LP
7,221	Expiration: December, 2010, Exercise Price: $12.00	512,691
	Global Alternative Energy ETF
3,424	Expiration: October, 2010, Exercise Price: $23.00	883,392
	iShares MSCI Mexico Investable Market Index Fund
780	Expiration: December, 2010, Exercise Price: $55.00	276,900

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2010

Contracts (100 shares per contract)		Value

PURCHASED PUT OPTIONS — 0.17% (continued)
	iShares MSCI Spain Index
150	Expiration: October, 2010, Exercise Price: $42.00	$27,000
	iShares Nasdaq Biotech
664	Expiration: October, 2010, Exercise Price: $85.00	66,400
	Market Vectors Coal ETF
1,450	Expiration: October, 2010, Exercise Price: $35.00	39,875
	Materials SPDR
2,215	Expiration: December, 2010, Exercise Price: $35.00	653,425
	SPDR Trust Series 1
9,700	Expiration: November, 2010, Exercise Price: $114.00	3,525,950
	TOTAL PURCHASED PUT OPTIONS
	(Cost $9,071,830)	5,985,633

Shares

SHORT TERM INVESTMENTS — 24.46%
124,252,707	Dreyfus Cash Management 0.210% (f) (h)	124,252,707
150,000,000	Fidelity Institutional Government Portfolio 0.051% (d) (h)	150,000,000
150,000,000	Fidelity Institutional Prime Money Market Portfolio 0.242% (d) (h)	150,000,000
150,000,000	First American Government Obligations Fund 0.036% (d) (h)	150,000,000
150,000,000	First American Prime Obligations Fund 0.128% (d) (h)	150,000,000
150,000,000	First American Treasury Obligations Fund 0.015% (f) (h)	150,000,000
	TOTAL SHORT TERM INVESTMENTS
	(Cost $874,252,707)	874,252,707
	TOTAL INVESTMENTS
	(Cost $3,233,616,653) — 93.11%	$3,327,369,609

Percentages are stated as a percent of net assets.
ADR — American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  As of September 30, 2010 these securities represented 1.43% of total net assets.

(d)	All or a portion of the shares have been committed as collateral for open securities sold short.
(e)	All or a portion of the shares have been committed as collateral for written option contracts.
(f)	All or a portion of the shares have been committed as collateral for swap contracts.
(g)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(h)	The rate quoted is the annualized seven-day yield as of September 30, 2010.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
September 30, 2010

Shares		Value
239,300	AMP Ltd. (a)	$1,181,917
837,529	Aon Corporation	32,755,759
176,886	Apache Corporation	17,292,375
199,100	Avis Budget Group, Inc.	2,319,515
4,451,750	CenturyLink, Inc.	175,666,055
2,089,800	Comcast Corporation Class A	37,783,584
2,698,061	FirstEnergy Corp.	103,983,271
34,130	Goldcorp Inc. (a)	1,482,759
158,400	Halliburton Company	5,238,288
4,733,175	Kinross Gold Corporation (a)	88,784,408
4	Market Vectors Global Alternative Energy ETF	82
196,817	National Australia Bank Ltd. (a)	4,820,506
72,930	Newcrest Mining Ltd. (a)	2,796,352
914,300	News Corporation Class B	13,769,358
1,125,534	Novartis AG — ADR	64,909,546
327,293	Rio Tinto Ltd. (a) (b)	24,267,659
233,900	Southwest Airlines Co.	3,057,073
1,286,122	SunPower Corp. Class A	18,520,157
976,177	Valeant Pharmaceuticals International	24,453,234
46,995	VMware Inc.	3,991,755
	TOTAL SECURITIES SOLD SHORT (Proceeds $593,940,199)	$627,073,653

ADR — American Depository Receipt
(a)	Foreign Issued Security.
(b)	Level 2 Investment (See Note 2)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
September 30, 2010

Contracts (100 shares per contract)		Value
CALL OPTIONS
	Airgas, Inc.
11,118	Expiration: October, 2010, Exercise Price: $65.00	$4,002,480
	Alcon Inc. ADR
1,316	Expiration: October, 2010, Exercise Price: $165.00	473,760
	AXA Asia Pacific Holdings Ltd.
970	Expiration: November, 2010, Exercise Price: AUD 5.00	28,596
16,171	Expiration: December, 2010, Exercise Price: AUD 6.00	46,896
	Casey’s General Stores, Inc.
463	Expiration: October, 2010, Exercise Price: $40.00	96,072
	Coca-Cola Enterprises Inc.
4,779	Expiration: October, 2010, Exercise Price: $30.00	573,480
	Dollar Thrifty Automotive Group, Inc.
6,459	Expiration: October, 2010, Exercise Price: $49.00	936,555
9,747	Expiration: October, 2010, Exercise Price: $50.00	682,290
718	Expiration: November, 2010, Exercise Price: $55.00	14,360
	Foster’s Group
24,464	Expiration: December, 2010, Exercise Price: AUD 6.00	661,996
	Genzyme Corporation
4,661	Expiration: October, 2010, Exercise Price: $67.50	1,817,790
5,119	Expiration: October, 2010, Exercise Price: $70.00	885,587
	Hertz Global Holdings, Inc.
4,096	Expiration: October, 2010, Exercise Price: $11.00	143,360
3,677	Expiration: November, 2010, Exercise Price: $10.00	404,470
	Huntsman Corporation
1,642	Expiration: October, 2010, Exercise Price: $9.00	420,352
11,812	Expiration: October, 2010, Exercise Price: $10.00	1,889,920
13,292	Expiration: November, 2010, Exercise Price: $11.00	1,462,120
	L-1 Identity Solutions, Inc.
816	Expiration: October, 2010, Exercise Price: $10.00	141,168
	Liberty Media Corp. — Interactive
3,084	Expiration: October, 2010, Exercise Price: $11.00	840,390
	Motorola, Inc.
26,491	Expiration: October, 2010, Exercise Price: $8.00	1,509,987
	Netezza Corporation
3,200	Expiration: October, 2010, Exercise Price: $27.50	32,000
977	Expiration: November, 2010, Exercise Price: $27.50	14,655
556	Expiration: November, 2010, Exercise Price: $30.00	2,780

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
September 30, 2010

Contracts (100 shares per contract)		Value
	Potash Corporation of Saskatchewan
7,993	Expiration: October, 2010, Exercise Price: $140.00	$4,396,150
3,406	Expiration: October, 2010, Exercise Price: $145.00	776,568
2,110	Expiration: October, 2010, Exercise Price: $150.00	213,110
1,756	Expiration: November, 2010, Exercise Price: $135.00	2,045,740
	Psychiatric Solutions, Inc.
977	Expiration: December, 2010, Exercise Price: $35.00	4,885
	SLM Corporation
4,376	Expiration: October, 2010, Exercise Price: $11.00	328,200
13,909	Expiration: November, 2010, Exercise Price: $10.00	2,538,393
11,110	Expiration: November, 2010, Exercise Price: $11.00	1,205,435
		28,589,545
PUT OPTIONS
	SPDR Trust Series 1
6,305	Expiration: November, 2010, Exercise Price: $104.00	693,550
	TOTAL OPTIONS WRITTEN
	(Premiums received $36,582,592)	$29,283,095

AUD — Australian Dollars

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

ASSETS:
Investments, at value
Investments in non affiliates (Cost 2,937,551,357)	$3,020,595,361
Investments in affiliates (Cost 296,065,296)	306,774,248
Total investments		$3,327,369,609
Cash		997,640
Deposits at brokers		418,967,662
Receivable from brokers		593,940,199
Receivable for investments sold		34,109,340
Receivable for foreign currency translation		9,863
Receivable for swap contracts		7,373,004
Receivable for closed swap contracts		1,228,227
Receivable for fund shares issued		19,412,024
Dividends and interest receivable		4,345,621
Prepaid expenses and other receivables		320,114
Total Assets		4,408,073,303
LIABILITIES:
Securities sold short, at value (proceeds of $593,940,199)	627,073,653
Written option contracts, at value (premiums received $36,582,592)	29,283,095
Payable for forward currency exchange contracts	44,337,446
Payable for foreign currency translation	2,780
Payable for swap contracts	401,893
Payable for swap interest	327,247
Payable for investments purchased	124,273,839
Payable for fund shares redeemed	1,502,278
Investment advisory fee payable	1,946,177
Distribution fees payable	2,016,324
Dividends payable	1,448,055
Accrued expenses and other liabilities	1,878,224
Total Liabilities		834,491,011
NET ASSETS		$3,573,582,292
NET ASSETS CONSIST OF:
Accumulated undistributed net investment income		$7,037,435
Accumulated undistributed net realized gain on investments, securities sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts		23,302,093
Net unrealized appreciation (depreciation) on:
Investments	93,752,956
Securities sold short	(33,133,454)
Written option contracts	7,299,497
Swap contracts	6,971,111
Foreign currency translation	7,083
Forward currency exchange contracts	(44,337,446)
Net unrealized appreciation		30,559,747
Paid-in capital		3,512,683,017
Total Net Assets		$3,573,582,292
NET ASSET VALUE and offering price per share*, ($3,573,582,292 / 224,338,920
shares of beneficial interest outstanding)		$15.93

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2010

INVESTMENT INCOME:
Interest		$2,920,183
Dividend income on long positions (net of foreign withholding taxes of $1,237,869)
Non affiliates		32,252,049
Affiliates		286,242
Total investment income		35,458,474
EXPENSES:
Investment advisory fees	$27,503,555
Distribution fees	6,575,889
Transfer agent and shareholder servicing agent fees	3,546,201
Administration fees	1,031,911
Federal and state registration fees	466,702
Reports to shareholders	456,254
Professional fees	365,879
Fund accounting expense	311,228
Miscellaneous expenses	213,433
Custody fees	200,170
Trustees’ fees and expenses	170,896
Borrowing expense on securities sold short	4,655,625
Dividends on securities sold short	27,238,175
Total expenses before expense waiver by adviser		72,735,918
Less: Expense reimbursed by Adviser		(2,016,250)
Net expenses		70,719,668
NET INVESTMENT LOSS		(35,261,194)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments
Non affiliates	119,892,558
Affiliates	3,051,936
Securities sold short	4,773,548
Written option contracts expired or closed	17,568,384
Swap contracts	3,351,425
Foreign currency translation	(169,070)
Forward currency exchange contracts	4,534,097
Net realized gain		153,002,878
Change in unrealized appreciation / (depreciation) on:
Investments	(36,100,018)
Securities sold short	49,062,170
Written option contracts	6,382,996
Swap contracts	6,540,613
Foreign currency translation	(227,495)
Forward currency exchange contracts	(36,327,516)
Net unrealized depreciation		(10,669,250)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		142,333,628
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$107,072,434

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Net investment loss	$(35,261,194)	$(36,230,340)
Net realized gain on investments, securities sold short,
written option contracts expired or closed,
swap contracts, foreign currency translation
and forward currency exchange contracts	153,002,878	58,562,542
Change in unrealized appreciation (depreciation)
on investments, securities sold short, written option
contracts, swap contracts, foreign currency translation
and forward currency exchange contracts	(10,669,250)	58,598,655
Net increase in net assets resulting from operations	107,072,434	80,930,857
Distributions to shareholders from: (Note 2)
Net investment income	(42,329)	(5,185,512)
Net realized gains	—	(4,823,592)
Return of capital	—	(21,325,423)
Total dividends and distributions	(42,329)	(31,334,527)
Net increase in net assets from
capital share transactions (Note 4)	1,655,172,030	347,618,561
Net increase in net assets	1,762,202,135	397,214,891

NET ASSETS:
Beginning of year	1,811,380,157	1,414,165,266
End of year (including accumulated undistributed
net investment income of $7,037,435
and $6,282,325, respectively)	$3,573,582,292	$1,811,380,157

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

	Year		Year	Year		Year		Year
	Ended		Ended	Ended		Ended		Ended
	Sept. 30,		Sept. 30,	Sept. 30,		Sept. 30,		Sept. 30,
	2010		2009	2008		2007		2006

Net Asset Value, beginning of year	$15.26		$14.79	$16.55		$15.95		$15.78

Income from investment operations:
Net investment income (loss)(1)	(0.02	)(2)	0.24 (2)	0.00	(3)(4)	0.13	(3)	0.06 (3)
Net realized and unrealized
gain (loss) on investments	0.69		0.58	(0.70)		1.13		0.99
Total from investment operations	0.67		0.82	(0.70)		1.26		1.05
Redemption fees	0.00	(4)	0.00 (4)	0.00	(4)	0.00	(4)	0.00 (4)

Less distributions:
Distributions from net investment income	—	(4)	(0.06)	(0.37)		(0.11)		(0.01)
Distributions from net realized gains	—		(0.05)	(0.69)		(0.55)		(0.87)
Distributions from return to capital	—		(0.24)	—		—		—
Total distributions	—		(0.35)	(1.06)		(0.66)		(0.88)
Net Asset Value, end of year	$15.93		$15.26	$14.79		$16.55		$15.95

Total Return	4.39%		5.78%	(4.32)%		8.15%		7.10%

Supplemental data and ratios:
Net assets, end of year (000’s)	$3,573,582		$1,811,380	$1,414,165		$1,821,714		$1,563,045
Ratio of operating expenses
to average net assets	2.57%		4.22%	1.66%		2.16%		2.08%
Ratio of dividends on short positions
and borrowing expense on securities
sold short to average net assets	1.16%		2.68%	0.19%		0.76%		0.71%
Ratio of operating expense to average net
assets excluding dividends on short positions
and borrowing expense on securities sold short
Before expense waiver	1.48%		1.54%	1.48%		1.41%		1.37%
After expense waiver	1.41%		1.54%	1.47%		1.40	%(5)	1.37%
Ratio of net investment income (loss)
to average net assets
Before expense waiver	(1.35)%		(2.49)%	(0.10)%		0.82%		0.43%
After expense waiver	(1.28)%		(2.49)%	(0.09)%		0.83%		0.43%
Portfolio turnover rate(6)	192.21%		318.45%	300.24%		334.87%		369.47%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the years ended September 30, 2010, 2009, 2008, 2007 and 2006 was $0.12, $0.55, $0.02, $0.26, and $0.18, respectively.

(2)	Net investment income per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(3)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount less than $0.005 per share.
(5)	The Fund incurred proxy expenses of approximately $525,000 in 2007 related to shareholder approval of changes in the Fund’s fundamental investment policies and the election of trustees.
(6)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010

Note 1 — ORGANIZATION

The Merger Fund (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental investment policies were amended to permit the Fund to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. (the “Adviser”) became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. See Note 11 for a discussion of a transaction that will cause the Fund’s investment adviser to change. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.Investment Valuation

Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in registered investment companies that are money market funds are valued at the end of day net asset value.  Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the last sale price. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices.  When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used.  Securities for which there are no such valuations are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. The Adviser reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. At September 30, 2010, the Fund did not have any fair valued securities.  Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of September 30, 2010. These assets and liabilities are measured on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$2,325,197,082	$—	$—	$2,325,197,082
Exchange Traded Funds	480,146	—	—	480,146
Preferred Stocks	7,650	—	—	7,650
Warrants	630,651	—	—	630,651
Convertible Bonds	—	51,210,200	—	51,210,200
Corporate Bonds	—	69,605,540	—	69,605,540
Purchased Put Options	5,985,633	—	—	5,985,633
Short Term Investments	874,252,707	—	—	874,252,707
Swap Contracts **	—	6,971,111	—	6,971,111
Liabilities
Securities Sold Short	$602,805,994	$24,267,659	$—	$627,073,653
Options Written	29,283,095	—	—	29,283,095
Forward Currency
Exchange Contracts **	—	44,337,446	—	44,337,446

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of September 30, 2009	$1,923,260
Accrued discounts/premiums	—
Realized gain (loss)	77,378
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(2,000,638)
Transfers in and/or out of Level 3	—
Balance as of September 30, 2010	$—

In January, 2010 FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”).  ASU 2010-06 will require new disclosures regarding transfers into and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009) as well as additional details regarding Level 3 transaction activity (effective for the interim and annual periods beginning after December 15, 2010).  Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

B.Securities Sold Short

The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities.  The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. As collateral for its securities sold short, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These collateral assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.Transactions with Brokers for Securities Sold Short

The Fund’s receivable from brokers for proceeds on securities sold short and deposit at brokers for securities sold short are with two securities dealers.  The Fund does not require the brokers to maintain collateral in support of the receivable from brokers for proceeds on securities sold short.  The Fund

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

maintains cash deposits at brokers beyond the receivable for short sales.  These cash deposits are presented as deposits at brokers on the Statement of Assets and Liabilities.

D.Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to income tax positions taken or expected to be taken on a tax return.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  As of September 30, 2010, open Federal and New York tax years include the tax years ended September 30, 2007 through 2010.  The Fund has no examination in progress.

E.   Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. With written option contracts, there is minimal counterparty credit risk to the Fund since written option contracts are exchange traded.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.   Purchased Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued daily at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.  With purchased options, there is minimal counterparty credit risk to the Fund since purchased options are exchange traded.

G.   Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies.  The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires.  With forward contracts, there is minimal counterparty credit risk to the Fund since forward contracts are exchange traded.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future.  The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted.  A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

H.   Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives.  The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

I.Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at September 30, 2010. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At September 30, 2010, the Fund increased accumulated undistributed net investment income by $36,058,633, reduced accumulated undistributed net gain by $53,947,813, and increased paid-in capital by $17,889,180.

J.Foreign Securities

Investing in securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.When-Issued Securities

The Fund may engage in securities transactions on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. During this period, the securities are subject to market fluctuations. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. When delayed-delivery purchases are outstanding, the Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value.

M.Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.  Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

N.Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

P.Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Expenses include $4,655,625  of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

Q.Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

R.The Right to Offset

Financial assets and liabilities as well as cash collateral received and posted are offset by counterparty, and the net amount is reported in the consolidated statement of financial condition when the Fund believes there exists a legally enforceable right to set off the recognized amounts.

S.Derivatives

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended September 30, 2010: long option contracts (261,998 contracts) were purchased and $84,735,536 premiums were paid, written option contracts (1,616,434 contracts) were opened and $278,506,601 premiums were received, equity swap contracts were opened for a notional value of $1,620,889,914 and closed for a notional value of $1,116,548,684 and an average of 17 forward currency exchange contract positions were open during the year.

Statement of Assets and Liabilities

Fair values of derivative instruments as of September 30, 2010:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Price Risk:
Purchased Options	Investments	$5,985,633	N/A	$—
Written Option Contracts	N/A	—	Written Options	29,283,095
Swap Contracts	Receivables	27,723,528	Payables	20,752,417
Foreign Exchange Rate Risk:
Forward Foreign Currency
Exchange Contracts	Receivables	5,061,264	Payables	49,398,710
Total		$38,770,425		$99,434,222

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010:

Amount of Realized Gain (Loss) on Derivatives
			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity Price Risk	$(18,198,864)	$17,568,384	$—	$3,351,425	$2,720,945
Foreign
Exchange Rate Risk	—	—	4,534,097	—	4,534,097
Total	$(18,198,864)	$17,568,384	$4,534,097	$3,351,425	$7,255,042

Change in Unrealized Appreciation (Depreciation) on Derivatives
			Forward
		Written	Currency
	Purchased	Options	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity Price Risk	$(542,464)	$6,382,996	$—	$6,540,613	$12,381,145
Foreign
Exchange Rate Risk	—	—	(36,327,516)	—	(36,327,516)
Total	$(542,464)	$6,382,996	$(36,327,516)	$6,540,613	$(23,946,371)

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, Inc. (the “Adviser”) pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. Effective August 1, 2004, the Adviser agreed to voluntarily waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion, and the Adviser agreed to voluntarily waive 0.20% of its fee at net asset levels between $2 billion through $5 billion.  Effective January 16, 2010, the Adviser agreed to voluntarily waive 0.25% of its fee at net asset levels exceeding $5 billion.  Investment advisory fees voluntarily waived by the Adviser for the year ended September 30, 2010 were $2,016,250.  Certain officers of the Fund are also officers of the Adviser.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount
Issued	168,630,399	$2,646,030,009	75,468,090	$1,112,051,548
Issued as reinvestment
of dividends	2,419	37,612	2,123,238	30,107,517
Redemption fee	—	465,767	—	455,942
Redeemed	(62,995,581)	(991,361,358)	(54,505,057)	(794,996,446)
Net increase	105,637,237	$1,655,172,030	23,086,271	$347,618,561

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended September 30, 2010 (excluding short-term investments, options and short positions) aggregated $7,339,723,291 and $3,775,542,136, respectively. There were no purchases or sales of U.S. Government securities.

At September 30, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$3,248,868,558
Gross unrealized appreciation	235,379,585
Gross unrealized depreciation	(156,878,534)
Net unrealized appreciation	$78,501,051
Undistributed ordinary income	$70,274,288
Undistributed long-term capital gain	—
Total distributable earnings	$70,274,288
Other accumulated losses	(87,876,064)
Total accumulated gains	$60,899,275

The tax components of dividends paid during the year ended September 30, 2010 and the fiscal year ended September 30, 2009 were as follows:

	2010	2009
Ordinary Income	$42,329	$10,009,104
Return of Capital	—	21,325,423
Total Distributions Paid	$42,329	$31,334,527

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 5 — INVESTMENT TRANSACTIONS (continued)

The Fund incurred a post-October capital loss of $10,305,450 for securities and $30,546,678 for currency, which is deferred for tax purposes until the next fiscal year.

For the fiscal year ended September 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the fiscal year ended September 30, 2010 was 37.27% (unaudited) for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended September 30, 2010 was 30.92% (unaudited) for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2010 was 100.00% (unaudited) for the Fund.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of option contracts written during the year ended September 30, 2010 were as follows:

	Premium Amount	Number of Contracts
Options outstanding at September 30, 2009	$15,638,987	63,902
Options written	278,506,601	1,616,434
Options closed	(109,949,340)	(474,600)
Options exercised	(112,678,613)	(499,184)
Options expired	(34,935,043)	(498,982)
Options outstanding at September 30, 2010	$36,582,592	207,570

Note 7 — DISTRIBUTION PLAN

The Fund has adopted an Amended and Restated Plan of Distribution (the “Plan”) dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or other qualified institutions with whom the Fund has entered into a contract to distribute Fund shares. Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2010, the Fund incurred $6,575,889 pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 8 — FORWARD CURRENCY EXCHANGE CONTRACTS

At September 30, 2010, the Fund had entered into forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $44,337,446 is included in the unrealized appreciation (depreciation) section of the Statement of Assets and Liabilities. The forward currency exchange contract counterparty is JPMorgan Chase & Co. Inc.  The terms of the open contracts are as follows:

Settlement	Currency to		U.S. $ Value at	Currency to		U.S. $ Value at
Date	be Delivered		Sept. 30, 2010	be Received		Sept. 30, 2010	Unrealized
10/15/10	9,742,803	Australian Dollars	$9,399,485	8,700,323	U.S. Dollars	$8,700,323	$(699,162)
10/15/10	587,725	U.S. Dollars	587,725	646,050	Australian Dollars	623,285	35,560
10/27/10	20,436,830	Australian Dollars	19,686,896	18,004,847	U.S. Dollars	18,004,847	(1,682,049)
10/27/10	1,019,072	U.S. Dollars	1,019,072	1,105,187	Australian Dollars	1,064,632	45,560
10/28/10	90,526,259	Australian Dollars	87,193,404	78,199,587	U.S. Dollars	78,199,587	(8,993,817)
10/29/10	127,699,368	Australian Dollars	122,982,456	108,880,608	U.S. Dollars	108,880,608	(14,101,848)
10/29/10	30,446,406	U.S. Dollars	30,446,406	33,447,453	Australian Dollars	32,211,983	1,765,577
11/1/10	21,888,892	Australian Dollars	21,072,420	18,673,400	U.S. Dollars	18,673,400	(2,399,020)
11/1/10	706,096	U.S. Dollars	706,096	733,530	Australian Dollars	707,044	948
11/12/10	3,578,333	Australian Dollars	3,440,104	3,184,717	U.S. Dollars	3,184,717	(255,387)
11/12/10	3,238,588	U.S. Dollars	3,238,588	3,578,333	Australian Dollars	3,440,104	201,516
11/19/10	36,873,406	Australian Dollars	35,417,907	32,900,018	U.S. Dollars	32,900,018	(2,517,889)
11/19/10	7,688,481	U.S. Dollars	7,688,481	8,202,916	Australian Dollars	7,879,124	190,643
11/29/10	10,283,278	Australian Dollars	9,865,002	9,116,126	U.S. Dollars	9,116,126	(748,876)
11/29/10	414,042	U.S. Dollars	414,042	457,000	Australian Dollars	438,411	24,369
11/30/10	6,004,762	Australian Dollars	5,759,760	5,152,086	U.S. Dollars	5,152,086	(607,674)
12/1/10	77,023,228	Australian Dollars	73,870,886	68,178,372	U.S. Dollars	68,178,372	(5,692,514)
12/1/10	9,077,570	U.S. Dollars	9,077,570	10,083,948	Australian Dollars	9,671,241	593,671
12/29/10	49,680,150	Australian Dollars	47,472,444	43,704,047	U.S. Dollars	43,704,047	(3,768,397)
12/29/10	2,534,333	U.S. Dollars	2,534,333	2,896,050	Australian Dollars	2,767,354	233,021
12/30/10	14,678,400	Australian Dollars	14,024,293	13,617,152	U.S. Dollars	13,617,152	(407,141)
1/14/11	10,152,273	Australian Dollars	9,680,993	9,390,853	U.S. Dollars	9,390,853	(290,140)
12/2/10	39,499,790	Canadian Dollars	38,333,754	38,076,075	U.S. Dollars	38,076,075	(257,679)
12/2/10	37,419,278	U.S. Dollars	37,419,278	39,499,790	Canadian Dollars	38,333,754	914,476
12/24/10	629,357	Canadian Dollars	610,397	605,356	U.S. Dollars	605,356	(5,041)
1/4/11	7,196,731	Euro	9,803,460	9,774,156	U.S. Dollars	9,774,156	(29,304)
10/1/10	12,001,910	Euro	16,361,534	15,573,678	U.S. Dollars	15,573,678	(787,856)
10/1/10	15,974,542	U.S. Dollars	15,974,542	12,001,910	Euro	16,361,534	386,992
12/15/10	6,613,918	Euro	9,010,996	8,657,619	U.S. Dollars	8,657,619	(353,377)
12/15/10	617,517	U.S. Dollars	617,517	473,048	Euro	644,494	26,977
10/6/10	15,509,126	British Pounds	24,362,052	23,065,844	U.S. Dollars	23,065,844	(1,296,208)
10/6/10	23,843,879	U.S. Dollars	23,843,879	15,509,126	British Pounds	24,362,052	518,173
11/3/10	27,579,802	British Pounds	43,314,412	43,191,757	U.S. Dollars	43,191,757	(122,655)
11/15/10	43,727,760	British Pounds	68,668,504	67,929,043	U.S. Dollars	67,929,043	(739,461)
11/15/10	34,539,172	U.S. Dollars	34,539,172	21,868,267	British Pounds	34,341,141	(198,031)
11/26/10	42,845,040	British Pounds	67,276,502	64,475,098	U.S. Dollars	64,475,098	(2,801,404)
11/26/10	1,059,531	U.S. Dollars	1,059,531	667,800	British Pounds	1,048,599	(10,932)
12/3/10	31,822,079	British Pounds	49,965,555	49,843,004	U.S. Dollars	49,843,004	(122,551)
12/3/10	10,006,278	U.S. Dollars	10,006,278	6,451,500	British Pounds	10,129,846	123,568
10/14/10	3,498,286,200	Japanese Yen	41,910,718	41,400,421	U.S. Dollars	41,400,421	(510,297)
10/14/10	59,305	U.S. Dollars	59,305	4,968,000	Japanese Yen	59,518	213
			$1,008,715,749			$964,378,303	$(44,337,446)

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 9 — SWAP CONTRACTS

At September 30, 2010, the Fund had entered into long and short swap contracts.  The net unrealized appreciation of $3,001,064 is included in the unrealized appreciation (depreciation) section of the Statement of Assets and Liabilities.  At September 30, 2010, the Fund had the following open equity swap contracts.

			Unrealized
Termination			Appreciation
Date	Security	Shares	(Depreciation)	Counterparty
12/31/10	Andean Resources Ltd.	341,300	$32,268	JPMorgan Chase & Co. Inc.
12/31/10	AWB Ltd.	31,189,400	4,442,208	JPMorgan Chase & Co. Inc.
12/31/10	AXA Asia Pacific Holdings Ltd.	17,112,896	(4,771,552)	JPMorgan Chase & Co. Inc.
4/10/11	British Sky Broadcasting Group	3,217,800	2,026,090	Merrill Lynch & Co. Inc.
4/30/11	British Sky Broadcasting Group	2,807,520	895,751	JPMorgan Chase & Co. Inc.
10/12/10	Centennial Coal Company Ltd.	33,000	9,545	JPMorgan Chase & Co. Inc.
10/12/10	Centennial Coal Company Ltd.	14,568,009	4,465,678	Merrill Lynch & Co. Inc.
11/10/10	Dana Petroleum plc	1,492,387	1,750,420	JPMorgan Chase & Co. Inc.
12/23/10	Foster’s Group Limited	2,446,400	394,066	JPMorgan Chase & Co. Inc.
10/12/10	Healthscope Limited	3,496,754	4,224,290	JPMorgan Chase & Co. Inc.
12/31/10	Hillgrove Resources Ltd.	15,011,945	(983,084)	JPMorgan Chase & Co. Inc.
10/31/10	Indophil Resources NL	12,059,564	(1,976,831)	JPMorgan Chase & Co. Inc.
12/31/10	Infigen Energy	9,825,628	(3,791,299)	JPMorgan Chase & Co. Inc.
12/1/10	Intoll Group	44,039,000	5,328,476	JPMorgan Chase & Co. Inc.
12/31/10	Nufarm Limited	2,256,069	(3,327,138)	JPMorgan Chase & Co. Inc.
12/31/10	SANYO Electric Co., Ltd.	25,313,900	704,585	JPMorgan Chase & Co. Inc.
10/31/10	SSL International plc	2,375,300	881,236	Merrill Lynch & Co. Inc.
10/1/10	Tomkins	6,725,998	(254,243)	Goldman Sachs
12/31/10	Transurban Group REIT	4,013,213	352,978	JPMorgan Chase & Co. Inc.
12/31/10	Whitehaven Coal Limited	4,399,933	2,215,937	JPMorgan Chase & Co. Inc.
12/31/10	AMP Ltd.	(338,850)	(37,954)	JPMorgan Chase & Co. Inc.
11/15/10	Newcrest Mining Ltd.	(700,575)	(5,610,316)	JPMorgan Chase & Co. Inc.
			$6,971,111

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
September 30, 2010

Note 10 — TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the year ended September 30, 2010, the Fund owned the following positions in such companies for investment purposes only:

	Share			Share	Market
	Balance at			Balance at	Value at
	October 1,			September 30,	September 30,	Dividend	Realized
Issuer Name	2009	Purchases	Sales	2010	2010	Income	Appreciation
ADC
Telecommunications,
Inc	—	6,612,757	—	6,612,757	$83,783,631	$—	$—
Bowne & Co. Inc.	—	2,602,200	198,950	2,403,250	27,228,821	286,242	30,080
Dollar Thrifty
Automotive
Group, Inc.	—	2,721,991	782,411	1,939,580	97,250,541	—	1,480,797
Psychiatric
Solutions, Inc.	—	4,328,019	1,391,767	2,936,252	98,511,255	—	1,541,059
					$306,774,248	$286,242	$3,051,936

Note 11 — SUBSEQUENT EVENT

On October 12, 2010, Westchester Capital Management, Inc. (“Westchester”), the investment adviser to the Fund, entered into an agreement to transfer substantially all of its business and assets to Westchester Capital Management, LLC (“WCM”), a newly formed company which will be controlled by two of Westchester’s portfolio managers and will have a minority investor that is an affiliate of Lincoln Peak Capital Management, LLC (the “Transaction”).  The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in late 2010 (the “Closing”).

Under the 1940 Act, the Closing will cause the Fund’s current investment advisory agreement with the Adviser (the “Current Advisory Agreement”) to terminate.  In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has considered and approved a proposed investment advisory agreement with WCM (the “Proposed Advisory Agreement”) to take effect upon the Closing of the Transaction, subject to shareholder approval of the Proposed Advisory Agreement.  The Proposed Advisory Agreement will have the same advisory fee rate and otherwise will be the same in all material respects as the Current Advisory Agreement.  In the event that the Proposed Advisory Agreement is not approved, the Transaction will not be consummated, the Current Advisory Agreement will continue in effect in accordance with its terms, and the Adviser will continue to serve as the Fund’s investment adviser.

The Proposed Advisory Agreement with WCM was approved by the Fund’s shareholders at a special meeting held on November 24, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Merger Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
November 29, 2010

The Merger Fund
APPROVAL OF PROPOSED ADVISORY CONTRACT
(Unaudited)

On September 25, 2010, at an in-person meeting called for the purpose of considering the Proposed Advisory Agreement, the full Board, including all of the Trustees who are not parties to the Proposed Advisory Contract or “interested persons” (as defined in the 1940 Act) of the Fund, WCM or Westchester (the “Independent Trustees”), approved the Proposed Advisory Agreement.  In so doing, the full Board, including the Independent Trustees, reviewed and evaluated materials and information about the Proposed Advisory Agreement, the Transaction and related matters provided by Westchester, WCM, counsel to the Independent Trustees and counsel to the Fund.  The Independent Trustees conferred separately in executive session with counsel to the Independent Trustees about the Transaction.

At the meeting, the Board considered oral and written information provided by WCM regarding, among other things: WCM’s ownership structure; the portfolio managers’ experience, performance record, reputations, industry relationships and their ability to manage the Fund consistent with the Fund’s current investment objectives and policies; business and investment strategies; resources; and financial strength.  Emphasis during the meeting focused on WCM’s business being the same in all material respects as Westchester’s business and WCM’s majority owners continuing to be the Fund’s portfolio managers.  The Board discussed with Westchester and WCM the Transaction and its potential effect, if any, on the Fund and its shareholders.

The Board took into consideration that other than the change in ownership of Westchester’s business and assets, Frederick W. Green’s retirement and Mr. Green’s resignation from the Board, all other aspects of the operations of the Fund, including the Fund’s fundamental investment approach and risk profile, the advisory fee rate payable by the Fund and the persons principally responsible for the day-to-day investment management of the Fund, will not change.  Messrs. Roy Behren and Michael T. Shannon assured the Board that there will be no reduction or other significant change in the nature, extent or quality of the investment advisory services to be provided to the Fund under the Proposed Advisory Agreement.

In their deliberations, the Trustees considered all materials that they believed reasonably necessary to evaluate in determining whether to approve the Proposed Advisory Agreement.  In their deliberations, the Trustees did not identify any single piece of information that was all-important, controlling or determinative of their decision, and individual Trustees may have attributed different weights to the various factors.  The material factors that formed the basis for the Trustees’ approval included the factors set forth below:

(i)	there is not expected to be any diminution in the nature, extent and quality of the services to be provided to the Fund following the Closing as a result of the Transaction;

(ii)	the fundamental investment approach and risk profile of the Fund will not change after the Closing as a result of the Transaction;

(iii)
the qualifications of WCM to provide advisory services to the Fund, including that two of Westchester’s portfolio managers will be the majority owners of WCM and will continue to be the Fund’s portfolio managers after the Closing;

The Merger Fund
APPROVAL OF PROPOSED ADVISORY CONTRACT (continued)
(Unaudited)

(iv)
the advisory fee rate paid by the Fund under the Current Advisory Agreement is the same rate proposed to be charged by WCM under the Proposed Advisory Agreement, WCM also has agreed to enter into a separate fee-waiver agreement that is the same in all material respects as the current fee-waiver agreement between the Fund and Westchester, and the Board plans to consider WCM’s willingness to continue this agreement when considering whether to renew the Proposed Advisory Agreement after its initial term;

(v)	the transition from Westchester to WCM will not have any foreseeable short-term or long-term adverse impact on the Fund or its shareholders;

(vi)	the compliance capabilities of WCM, including that WCM’s compliance program and the Fund’s Chief Compliance Officer, are not expected to change after the Closing as a result of the Transaction;

(vii)	WCM assured the Board that it will retain all of Westchester’s employees, except Mr. Green and one other retiring employee;

(viii)	the terms and conditions of the Proposed Advisory Agreement, including the differences between the Proposed Advisory Agreement and the Current Advisory Agreement, which are not material;

(ix)	the financial strength and resources of WCM, including that WCM will have adequate cash, net worth and net working capital after the Closing to support its operations;

(x)	the terms and conditions of other agreements and arrangements relating to the future operations of the Fund, including WCM’s services agreements with Messrs. Behren and Shannon;

(xi)	Westchester, and not the Fund, will pay all of the costs of obtaining approval of the Proposed Advisory Agreement;

(xii)	the members of the current Board will continue to oversee the Fund after the Closing, except that upon the Closing, Mr. Green will resign and the Board has appointed Mr. Behren to fill that vacancy;

(xiii)	WCM has no affiliations that will adversely affect the Fund or its shareholders;

(xiv)	shareholders of the Fund will face no adverse tax consequences as a result of the Transaction; and

(xv)
WCM has agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on the Fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act).

The Merger Fund
APPROVAL OF PROPOSED ADVISORY CONTRACT (continued)
(Unaudited)

In connection with the Board’s consideration of the Proposed Advisory Agreement, the Board also considered the following factors:

Nature, Extent and Quality of Services to be Provided

The Trustees considered the expected nature, extent and quality of the services to be provided to the Fund by WCM and the resources to be dedicated to the Fund by WCM, including WCM’s portfolio-management services; the portfolio managers’ expertise, familiarity with the Fund, quality, competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial-reporting controls; adherence to the Fund’s investment objectives, policies and restrictions; and future plans for the Fund.  The Trustees also reviewed WCM’s methodology, research and analysis that it will employ in selecting investments for the Fund.  The Trustees considered the non-traditional nature of the Fund’s investment approach; the specialized expertise and experience of the Fund’s portfolio managers, who will be the majority owners of WCM; and the difficulty, were it warranted, of selecting another adviser experienced in the Fund’s investment approach.

The Trustees additionally considered, among other things, the expected impact, if any, of the Transaction on the operations of the Fund; continuity in portfolio management, support and trading functions; the ability of WCM to attract, motivate and retain highly qualified advisory investment professionals; and the quality of WCM’s investment research capabilities and the other resources that it will devote to managing the Fund.  As noted above, the Trustees also considered that Messrs. Behren and Shannon will continue to serve as the portfolio managers of the Fund following the Closing of the Transaction.

The Trustees noted the professional experience and qualifications of the portfolio managers of WCM.  The Trustees also considered that the compliance program and resources proposed to be provided to the Fund by WCM will be the same in all material respects as the current compliance program and resources, including WCM’s representation that the current Chief Compliance Officer of the Fund and Westchester will serve as the Chief Compliance Officer of the Fund and WCM following the Closing.

After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided by WCM to the Fund under the Proposed Advisory Agreement supported the approval of such agreement.

Investment Advisory Fee Rate

The Trustees considered the fact that the investment advisory fee rate payable by the Fund to WCM under the Proposed Advisory Agreement is the same as the investment advisory fee rate paid by the Fund to Westchester under the Current Advisory Agreement.  The Trustees considered WCM’s willingness to enter into a separate fee-waiver agreement that is the same in all material respects as the current fee-waiver agreement between the Fund and Westchester.  Both agreements provide that the relevant adviser will reduce its advisory fee rate so that the advisory fee rate will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion

The Merger Fund
APPROVAL OF PROPOSED ADVISORY CONTRACT (continued)
(Unaudited)

and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Trustees noted that this separate agreement, which is not subject to shareholder approval, will expire upon the initial term of the Proposed Advisory Agreement, and may continue in effect from year to year thereafter only upon mutual agreement of the Fund and WCM.

The Trustees received and considered information about the advisory fee rate that will be charged by WCM to its other clients, taking into account, among other things, differences in size and risk profile.  In evaluating the Fund’s proposed advisory fee rate, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.  The Board also reviewed comparisons of the rates of compensation paid to managers of funds in the Fund’s peer group, which includes alternative-investment mutual funds.

The Trustees also noted WCM’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the proposed advisory fee rate supported the approval of the Proposed Advisory Agreement.

Investment Performance of the Fund and WCM

The Trustees also evaluated the investment performance of the Fund relative to the S&P 500 Index over the last year, three years, five years and 10 years, and relative to the performance of alternative-investment mutual funds, including those that engage in merger arbitrage.  The Trustees noted that the Fund has had only two down years since inception in 1989.  The Trustees also focused on the Fund’s performance since January 2007, when Messrs. Behren and Shannon started co-managing the Fund’s portfolio with Mr. Green.

The Trustees noted that although WCM was a newly formed entity, the Trustees were familiar with WCM’s portfolio managers’ investment performance as portfolio managers of the Fund and the other funds advised by Westchester since January 2007.

Costs of Services to be Provided and Estimated Profitability

Additionally, the Board reviewed information on the costs of the services to be provided and the profits to be realized by WCM from its relationship with the Fund, as evidenced by WCM’s projected profitability analysis.  The profitability analysis consisted of projected income and expenses by category, less expenses allocated to other funds to be managed by an affiliate of WCM, adjusted total expenses, net income, pre-tax profit margin and pre-tax profit margin before payments to fund supermarkets.  The Board also reviewed Lipper data relating to average expenses, advisory fee rates for comparable funds and the expected benefit to WCM of the Fund’s soft-dollar arrangements.  The Trustees also considered information provided by WCM regarding its projected financial condition.

The Merger Fund
APPROVAL OF PROPOSED ADVISORY CONTRACT (continued)
(Unaudited)

The Board considered the Fund’s total expense ratio, contractual investment advisory fee rate, 12b-1 distribution expense and service-provider fee ratio (in the aggregate and separately by fund administration, custodian, fund accounting and transfer agent fee ratios) compared to the industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range.

The Board also considered the amount and nature of fees paid by the Fund.  The Board considered the fact that WCM will agree to keep the current advisory fee rate with existing breakpoints so that the advisory fee rate will continue to be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion; and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Board noted that this agreement will be effective for at least the initial term of the Proposed Advisory Agreement and will continue in effect from year to year thereafter only upon mutual agreement of the Fund and WCM.

WCM provided information on peer-group comparisons consisting of alternative-investment mutual funds, including those that engage in merger arbitrage.  The materials compared each fund’s: investment strategies; management fee; expense ratio; total assets; whether a fund has a breakpoint, charges a sales load and is open to new investors; returns for the one year, three years, five years and 10 years ended December 31, 2009; and risk as measured by beta and standard deviation.  It was noted that the Fund’s management fees and expense ratio were within the average range compared to its peer funds.

After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that WCM’s expected expenses and profitability associated with its relationship with the Fund supported the approval of the Proposed Advisory Agreement.

Economies of Scale

The Board considered the extent to which economies of scale will be realized with respect to operational costs as the Fund grows in the number of shareholders and assets under management, the existence of previously established breakpoints agreed to be continued by WCM, and whether fee levels to be charged by WCM reflect these economies of scale for the benefit of Fund investors are fair under the circumstances, which the Board, including all of the Independent Trustees, believed to be the case.

The Trustees considered the existence of any anticipated economies of scale in the provision by WCM of services to the Fund and to other funds managed by WCM, and whether those economies of scale were expected to be shared with the Fund.  The Trustees considered the potential impact of the Transaction on the prospects for growth in the sale of shares of the Fund, and noted that breakpoints that reduce the fee rate on assets above specified threshold levels will not change.  After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale are expected to be shared with the Fund supported the approval of the Proposed Advisory Agreement.

The Merger Fund
APPROVAL OF PROPOSED ADVISORY CONTRACT (continued)
(Unaudited)

Other Benefits to WCM

The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by WCM as a result of its relationship with the Fund.  The Trustees also considered the benefits of research expected to be made available to WCM by reason of brokerage commissions generated by the Fund’s securities transactions, and noted that WCM’s practices with respect to allocating portfolio brokerage for brokerage and research services will be the same as Westchester’s practices.  The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that will be in place to disclose and to monitor such possible conflicts of interest.  The Trustees recognized that WCM’s profitability likely would be somewhat lower without these benefits.

Conclusion

Based on its evaluation, in consultation with independent counsel, of all material aspects of the Proposed Advisory Agreement, including those factors described above, and such other information believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, the Board, including all of the Independent Trustees voting separately, unanimously determined that the terms of the Proposed Advisory Agreement were fair and reasonable, the compensation to be paid to WCM pursuant to the Proposed Advisory Agreement was reasonable, and approval of the Proposed Advisory Agreement by the Board and the shareholders of the Fund would be in the best interests of the Fund and its shareholders.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below.  The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	Held by Trustee
Frederick W. Green*	President	Indefinite;	President of	2	None
Westchester Capital	and	since 1989	Westchester Capital
Management, Inc.	Trustee		Management, Inc.,
100 Summit Lake Drive			the Fund’s Adviser.
Valhalla, NY 10595
Age: 64

Bonnie L. Smith	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	term;	Officer, Vice
Management, Inc.	Secretary	since 1989	President and
100 Summit Lake Drive	and		Treasurer of
Valhalla, NY 10595	Treasurer;		Westchester Capital
Age: 62	Anti-Money		Management, Inc., the
	Laundering		Fund’s Adviser.
Compliance
Officer

James P. Logan, III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since 1989	Logan & Company.
Management, Inc.			Chairman of
100 Summit Lake Drive			Logan-Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 74

Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since 1995	Consultant and		Director of The
Management, Inc.			independent financial		Asia Pacific
100 Summit Lake Drive			adviser since July 1993.		Fund, Inc.
Valhalla, NY 10595					Director of the
Age: 66					AllianceBernstein
core mutual fund
group

Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, Inc.			America. Managing		Trust
100 Summit Lake Drive			Partner of Let-US
Valhalla, NY 10595			Creations.
Age: 64

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
	Position (s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	Held by Trustee
Bruce Rubin	Chief	One-year	Chief Operating	N/A	N/A
Westchester Capital	Compliance	term;	Officer of Westchester
Management, Inc.	Officer	since 2010	Capital Management,
100 Summit Lake Drive			Inc., the Fund’s
Valhalla, NY 10595			Adviser, since 2010.
Age: 51			Chief Operating
Officer of Seneca
Capital from 2005
to 2010.

Roy Behren	Vice	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital	President	term;	of Westchester
Management, Inc.		since 2010	Capital, Inc., the
100 Summit Lake Drive			Fund’s Adviser.
Valhalla, NY 10595			Chief Compliance
Age: 50			Officer of the Fund
and Westchester
Capital Management,
Inc. from 2004 to 2010.

Michael T. Shannon	Vice	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital	President	term;	of Westchester
Management, Inc.		since 2010	Capital, Inc., the
100 Summit Lake Drive			Fund’s Adviser.
Valhalla, NY 10595			Senior Vice President
Age: 44			in charge of the Special
Situations and Mergers
Group of D.E. Shaw &
Co. from April 2005 to
April 2006.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Adviser.  Mr. Green is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, Inc., and because he is an officer of the Fund.

**	The fund complex consists of the Fund and The Merger Fund VL.

The Merger Fund
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

The Merger Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, Inc.
100 Summit Lake Drive
Valhalla, NY 10595
(914) 741-5600
www.mergerfund.com

Administrator, Transfer Agent, Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
(800) 343-8959

Trustees
Frederick W. Green
James P. Logan, III
Michael J. Downey
Barry Hamerling

Executive Officers
Frederick W. Green, President
Roy Behren, Vice President
Michael T. Shannon, Vice President
Bonnie L. Smith, Vice President,
Secretary and Treasurer
Bruce Rubin, Chief Compliance Officer

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Michael J. Downey, James P. Logan III, and Barry Hamerling are “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$81,500	$79,000
Audit-Related Fees
Tax Fees	$10,700	$10,700
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  The audit committee did not approve any services for which the preapproval requirement was waived.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title)*   /s/ Frederick W. Green
Frederick W. Green President

Date           11/23/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Frederick W. Green
Frederick W. Green, President

Date           11/23/2010

By (Signature and Title)*    /s/ Bonnie L. Smith
Bonnie L. Smith, Treasurer

Date           11/23/2010

* Print the name and title of each signing officer under his or her signature.